Exhibit 99.1

GLOBAL LIGHTS ACQUISITION CORP

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm (PCAOB ID: 5395)	F-2
Balance Sheet as of November 16, 2023	F-3
Notes to Financial Statement	F-4

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Global Lights Acquisition Corp

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Global Lights Acquisition Corp (the “Company”) as of November 16, 2023, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement present fairly, in all material respects, the financial position of the Company as of November 16, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statement have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company will have until November 16, 2024 (unless further extended) initially to consummate a business combination, which is less than one year from the date that the financial statement is issued as it expects to continue to incur significant costs in pursuit of its acquisition plans and may needs to raise additional funds to meet its obligations and sustain its operations. In addition, the Company’s business plan is dependent on the completion of a business combination. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statement do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum Asia CPAs LLP

Marcum Asia CPAs LLP

We have served as the Company’s auditor since 2021.

New York, NY

November 22, 2023

Firm ID: 5395

NEW YORK OFFICE • 7 Penn Plaza • Suite 830 • New York, New York • 10001

Phone 646.442.4845 • Fax 646.349.5200 • www.marcumasia.com

F-2

GLOBAL LIGHTS ACQUISITION CORP
BALANCE SHEET
November 16, 2023

Assets
Current assets:
Cash	$723,539
Total Current Asset	723,539
Cash held in trust account	69,345,000
Total Assets	$70,068,539
Liabilities, Temporary Equity, and Shareholders’ Deficit
Current liabilities:
Amount due to related parties	$95,665
Accrued offering costs and accounts payable	253,077
Total Current Liabilities	348,742
Deferred underwriting fee payable	2,415,000
Total Liabilities	2,763,742
Commitments and Contingencies
Ordinary shares subject to possible redemption, 6,900,000 shares at redemption value of $10.05 per share	69,345,000
Shareholder’s Deficit
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	-
Ordinary shares, $0.0001 par value, 495,000,000 shares authorized; 2,075,000 shares issued and outstanding (excluding 6,900,000 shares, subject to possible redemption) (1)	208
Additional paid-in capital	-
Share subscription receivable	(173)
Accumulated deficit	(2,040,238)
Total Shareholder’s Deficit	(2,040,203)
Total Liabilities, Temporary Equity, and Shareholders’ Deficit	$70,068,539

(1)	As a result of the underwriters’ full exercise of their over-allotment option on November 16, 2023, no insider shares are currently subject to forfeiture.

The accompanying notes are an integral part of the financial statement.

F-3

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations

Global Lights Acquisition Corp (the “Company”) is a blank check company incorporated in the Cayman Islands on August 23, 2021. The Company was incorporated for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on companies in and around several investment- worthy areas: (1) clean energy; (2) green financing; (3) circular economy; (4) energy technology; (5) low carbon consumption; and (6) carbon capture and storage, or CCS.

As of November 16, 2023, the Company had not commenced any operations. All activities through November 16, 2023 are related to the Company’s formation and the initial public offering (“IPO”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is Carbon Neutral Holding Inc., a Cayman Islands exempted company (the “Sponsor”).

The registration statement for the Company’s IPO became effective on November 13, 2023. On November 16, 2023, the Company consummated the IPO of 6,900,000 units (the “Public Units’), including the full exercise of the over-allotment option of 900,000 Public Units granted to the underwriters. The Public Units were sold at an offering price of $10.00 per unit generating gross proceeds of $69,000,000. Simultaneously with the IPO, the Company sold to its Sponsor 350,000 units at $10.00 per unit (the “Private Units”) in a private placement generating total gross proceeds of $3,500,000. Each Public Unit consists of one ordinary share (the “Public Shares”), and one right to receive one-sixth of an ordinary share at the closing of the Company’s Business Combination (the “Public Rights”). Each Private Unit consists of one ordinary share (the “Private Shares”) and one right to receive one-sixth of an ordinary share at the closing of the Company’s Business Combination (the “Private Rights” and collectively with the “Public Rights” the “Rights”).

Transaction costs amounted to $5,038,858, consisted of $1,380,000 of underwriting fees, $2,415,000 of deferred underwriting fees (payable only upon completion of a Business Combination) and $1,243,858 of other offering costs. As of November 16, 2023, cash of $723,539 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the Private Units subject to funding the Trust Account (as defined below), although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post- transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”).

Upon the closing of the IPO and the private placement on November 16, 2023, a total of $69,345,000 was placed in a trust account (“Trust Account”), located in the United States and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.

F-4

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations – continued

The Company will provide its holders of the outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.05 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The Public Shares subject to redemption are recorded at a redemption value and classified as temporary equity upon the completion of the IPO in accordance with the Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 immediately prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against or abstain from voting on the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the Company’s Sponsor and any of the Company’s officers or directors that may hold Founder Shares (the “Initial Shareholders”) have agreed (a) to vote their Founder Shares, Private Shares (as defined in Note 4) and any Public Shares purchased during or after the IPO in favor of approving a Business Combination and (b) not to convert any shares (including the Founder Shares) in connection with a shareholder vote to approve, or sell the shares to the Company in any tender offer in connection with, a proposed Business Combination.

If the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a partnership, limited partnership, syndicate (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Initial Shareholders have agreed (a) to waive their redemption rights with respect to the Founder Shares, Private Shares and Public Shares held by them in connection with the completion of a Business Combination and (b) not to propose, or vote in favor of, an amendment to the Amended and Memorandum and Articles of Association that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

F-5

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations – continued

The Company has until 12 months from the closing of the IPO to consummate the initial business combination. In addition, if the Company is unable to consummate the initial business combination by November 16, 2024, the Sponsor (and/or its affiliates or designees) may, but is not obligated to, extend the period of time to consummate a business combination twice by an additional three months each time (up to by May 16, 2025 to complete a business combination) (the “Combination Period”) , provided that, pursuant to the terms of the Amended and Memorandum and Articles of Association and the trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on November 13, 2023, the only way to extend the time available for the Company to consummate the initial business combination is for the sponsor, upon ten days’ advance notice prior to the applicable deadline, to deposit into the trust account $690,000 ($0.10 per share), on or prior to the date of the applicable deadline. The Amended and Restated Memorandum and Articles of Association will require that such an amendment be approved by a majority of not less than two-thirds of such members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting. The public shareholders will not be afforded an opportunity to vote on the Company’s extension of time to consummate an initial business combination beyond November 16, 2024, to February 16, 2025, up to May 16, 2025 described above or redeem their shares in connection with such extensions.

If the Company is unbale to complete a Business Combination within the Combination period, it will trigger the automatic winding up, dissolution and liquidation pursuant to the terms of the Company’s Amended and Restated Memorandum and Articles of Association and the Company shall:

(i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, payable in cash, at a per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares issued and outstanding, which redemption will completely extinguish Public Shareholders’ rights as Public Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable laws. If the Company is forced to liquidate, the amount in the Trust Account (less the aggregate nominal par value of the shares of the Company’s Public Shareholders) under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”) will be treated as share premium which is distributable under the Companies Act provided that immediately following the date on which the proposed distribution is proposed to be made, the Company is able to pay the debts as they fall due in the ordinary course of business. If the Company is forced to liquidate the Trust Account, the Public Shareholders would be distributed the amount in the Trust Account calculated as of the date that is two days prior to the distribution (including any accrued interest, net of taxes payable).

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares and Private Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than $10.05 per Public Share.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.05 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

F-6

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations – continued

Going Concern Consideration

As of November 16, 2023, the Company had cash of $723,539 and working capital of $374,797. Subsequent to the consummation of the IPO, the Company’s liquidity has been satisfied through the net proceeds from the IPO and the Private Placement. The Company has incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of such Working Capital Loans may be converted into units of the post Business Combination entity at a price of $10.00 per unit (See Note 5).

The Company initially has until November 16, 2024 to consummate the initial Business Combination. However, the Company may extend the period of time to consummate a Business Combination two times (up to by May 16, 2025 to complete a Business Combination). If the Company does not complete a Business Combination by November 16, 2024 (or up to by May 16, 2025, if extended), the Company will trigger an automatic winding up, dissolution and liquidation pursuant to the terms of the Amended and Restated Memorandum and Articles of Association. Accordingly, no vote would be required from the shareholders to commence such a voluntary winding up, dissolution and liquidation. If the Company is unable to consummate the Company’s initial Business Combination by November 16, 2024 (or up to by May 16, 2025, if extended), the Company will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of the Company’s outstanding Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account (lesser tax payables and liquidation expenses up to $100,000), and then seek to liquidate and dissolve. However, the Company may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of the Company’s Public Shareholders. In the event of dissolution and liquidation, the Company’s Rights will expire and will be worthless.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. In addition, if the Company is unable to complete a Business Combination within the Combination Period, the Company’s board of directors would proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. As a result, management has determined that such additional condition also raise substantial doubt about the Company’s ability to continue as a going concern. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Risk and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, close of the IPO, and/or search for a target company, the specific impact is not readily determinable as of the date of this financial statement.

F-7

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations – continued

Additionally, as a result of the military action commenced in February 2022 by the Russian Federation and Belarus in the country of Ukraine and related economic sanctions, the Company’s ability to consummate a Business Combination, or the operations of a target business with which the Company ultimately consummates a Business Combination, may be materially and adversely affected.

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. These attacks resulted in thousands of deaths and injuries, and Hamas additionally kidnapped many Israeli civilians and soldiers. Following the attack, Israel’s security cabinet declared war against Hamas and commenced a military campaign against Hamas and other terrorist organizations in parallel to their continued rocket and terror attacks. The Company cannot currently predict the intensity or duration of Israel’s war against Hamas, nor can predict how this war will ultimately affect the Company’s ability to consummate a Business Combination.

In addition, the Company’s ability to consummate a Business Combination may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of these actions and related sanctions on the world economy and the specific impact on the Company’s financial position, results of operations and/or ability to consummate a Business Combination are not yet determinable. The financial statement do not include any adjustments that might result from the outcome of this uncertainty.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes- Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards.

The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

F-8

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 2 — Summary of Significant Accounting Policies – continued

Use of Estimates

The preparation of financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $723,539 and did not have any cash equivalents as of November 16, 2023.

Offering Costs Associated with Initial Public Offering

The Company complies with the requirements of the Financial Accounting Standard Board (the “FASB”) Accounting Standards Codification (“ASC”) 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A – “Expenses of Offerings.”

Ordinary Share Subject to Possible Redemption

The Company accounts for its ordinary share subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary share subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable ordinary share (including ordinary share that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary share is classified as shareholders’ equity. The Company’s ordinary shares features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption is presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

The Company’s redeemable ordinary share is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The accretion or remeasurement is treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital).

As of November 16, 2023, the amount of ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$69,000,000
Less
Proceeds allocated to public rights	2,553,000
Allocation of offering costs related to redeemable shares	4,852,420
Plus
Accretion of carrying value to redemption value	7,750,420
Ordinary shares subject to possible redemption	$69,345,000

F-9

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 2 — Summary of Significant Accounting Policies – continued

Rights

Except in cases where the Company is not the surviving company in a Business Combination, each holder of a right will automatically receive one-sixth (1/6) of one ordinary share upon consummation of a Business Combination, even if the holder of a right redeemed all Public Shares held by him, her or it in connection with a Business Combination or an amendment to the Company’s Amended and Restated Memorandum and Articles of Association with respect to its pre-business combination activities. No additional consideration will be required to be paid by a holder of Public Rights in order to receive his, her or its additional ordinary shares upon consummation of a Business Combination. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis.

The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Cayman Islands law. As a result, the holders of the rights must hold rights in multiples of six in order to receive shares for all of the holders’ rights upon closing of a Business Combination. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

The Company accounts for rights as either equity-classified or liability-classified instruments based on an assessment of the right’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity and ASC 815, Derivatives and Hedging. The assessment considers whether the rights are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the rights meet all of the requirements for equity classification under ASC 815, including whether the rights are indexed to the Company’s own ordinary shares and whether the right holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of right issuance and as of each subsequent quarterly period end date while the rights are outstanding.

For issued or modified rights that meet all of the criteria for equity classification, the rights are required to be recorded as a component of equity at the time of issuance. For issued or modified rights that do not meet all the criteria for equity classification, the rights are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the rights are recognized as a non-cash gain or loss on the statements of operations.

F-10

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 2 — Summary of Significant Accounting Policies – continued

As the rights issued upon the IPO and private placements meet the criteria for equity classification under ASC 480, therefore, the rights are classified as equity.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of November 16, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the periods presented.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. As of November 16, 2023, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Pronouncements

In August 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-06, Debt — debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception, and it simplifies the diluted earnings per share calculation in certain areas. The Company adopted ASU 2020-06 on August 23, 2021 (inception). Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

F-11

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 3 — Initial Public Offering

On November 16, 2023, the Company consummated the IPO of 6,900,000 Public Units, including the full exercise of the over-allotment option of 900,000 Public Units granted to the underwriters. The Public Units were sold at an offering price of $10.00 per unit generating gross proceeds of $69,000,000. Each Public Unit consists of one Public Share, and one Public Rights to receive one-sixth of an ordinary share at the closing of the Company’s Business Combination.

Note 4 — Private Placement

Simultaneously with the closing of the IPO, The Sponsor purchased an aggregate of 350,000 Private Units at a price of $10.00 per Private Unit for an aggregate purchase price of $3,500,000 in a private placement. Each Private Unit consists of one ordinary share, and one right to receive one-sixth of an ordinary share at the closing of the Company’s Business Combination. The Company will not issue fractional shares. As a result, Private Rights may only be converted in multiples of six. The Private Units are identical to the Public Units sold in the IPO except for certain registration rights, redemption rights and transfer restrictions. If the Company does not complete a Business Combination within the Combination Period, the Private Units will expire worthless. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Units.

Note 5 — Related Parties Transactions

Founder Shares

On November 11, 2022, December 2, 2021 and August 23, 2021, the Company issued an aggregate of 1,035,000, 840,000 and 1,000,000 ordinary shares respectively, to the Sponsor for an aggregate purchase price of $288. On June 7, 2023, the Company repurchased and canceled 1,150,000 ordinary shares from the Sponsor with a consideration of $115 and off-set the consideration receivable from the sponsor. Following which the Sponsor holds 1,725,000 ordinary shares (“Founder Shares”) in total and total consideration receivable from the sponsor after the off-set is $173. The Company did not receive payment for the Founder Shares as of November 16, 2023 and the $173 payment due to the Company is recorded as share subscription receivable.

The Initial Shareholder has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of its Founder Shares, (A) with respect to 50% of the Founder Shares, until the earlier of (i) six months after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $16.50 per share (as adjusted for share sub-division, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Business Combination, (B) with respect to the remaining 50% of the Founder Shares, until six months after the date of the consummation of the Business Combination, or (C) earlier, if, subsequent to the Business Combination, the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note — Related Party

On December 23, 2021, the Company’s Sponsor issued an unsecured promissory note (“Promissory Note”) to the Company, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. On October 24, 2023, the Company and the Sponsor made an amendment to the principal amount of the promissory note from $300,000 to $950,000. The Promissory Note is non-interest bearing and payable on the earlier of: (i) December 31, 2023 or (ii) the date on which the Company consummates an initial public offering of its securities. There was no outstanding balance of Promissory Note as of November 16, 2023.

F-12

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 5 — Related Parties Transactions – continued

Administrative Services Agreement

The Company is obligated, commencing on November 14, 2023, to pay the Sponsor a monthly fee of $10,000 for office space, administrative and support services to such affiliate. Upon completion of a Business Combination or liquidation, the Company will cease paying these monthly fees. Accordingly, in the event the consummation of the Business Combination takes 12 months, the Sponsor will be paid a total of $120,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.

Working Capital Loan

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,000,000 of such Working Capital Loans may be converted into units of the post Business Combination entity at a price of $10.00 per unit.

Extension Loan

In order to extend the period of time to consummate a Business Combination twice by an additional three months each time, the Sponsor (and/or its designees) must deposit into the Trust Account $690,000 (approximately $0.10 per Public Share) on or prior to the date of the applicable deadline, for each three-month extension, in exchange for a non-interest bearing, unsecured promissory note, and such loan may be convertible into units at a price of $10.00 per unit, each unit consisting of one Ordinary Share and one right to receive one-sixth of one Ordinary Share.

Amount Due to Related Parties

For the Period from August 23, 2021 (inception) through November 16, 2023, the Company’s related party Moore (Dalian) Technology Co., Ltd (“Moore”), Beijing Huachuan Xingrun Investment Co., Ltd (“Huachuan”) and Miao Zhizhuang made several payments on behalf of the Company. The payments were non-interest bearing and had no due date.

No.	Names of related parties	Relationship
1	Miao Zhuangzhi	The sole director of the Sponsor of the Company
2	Moore	80% equity interests owned by Miao Zhuangzhi's spouse
3	Huachuan	40% equity interests owned by Miao Zhuangzhi
4	Carbon Neutral Holdings Inc.	Sponsor of the Company

Amount due to related parties consisted of the following as of November 16,2023:

As of
November 16, 2023
Carbon Neutral Holdings Inc. (1)	$93,965
Huachuan	1,700
Amounts due to related parties	$95,665

(1)

Carbon Neutral Holdings Inc., the sponsor of the Company, repaid the amounts due to Moore, Miao Zhizhuang, and Huachuan on behalf of the Company of $793,926, $211,482 and $10,325, respectively, on November 9, 2023. On November 16, 2023, $923,200 was repaid to Carbon Neutral Holdings Inc., upon the closing of the IPO out of proceeds from Private Placement. Also, Carbon Neutral Holdings Inc. deposited an additional $1,432 in the escrow account for company operations on November 16,2023.

F-13

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 6 — Commitments

Registration rights

The holders of the Founder Shares, Private Units (and all underlying securities), and any shares that may be issued upon conversion of Working Capital Loans and the payment for the extension of the Combination Period have been entitled to registration rights pursuant to a registration rights agreement signed on November 13, 2023. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities of. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company has granted the underwriters a 45-day option to purchase up to 900,000 additional Public Units to cover over-allotments, at the IPO price, less the underwriting discounts and commissions. On November  16, 2023, the underwriters fully exercised the over-allotment option to purchase 900,000 Public Units, generating gross proceeds to the Company of $9,000,000.The underwriters were paid a cash underwriting discount of 2.0% of the gross proceeds of the IPO, or $1,380,000. In addition, the underwriters are entitled to a deferred underwriting fee of 3.5% of the gross proceeds of the IPO, or $2,415,000, which will be paid upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

Right of First Refusal

The Company shall give the underwriters the right (but not the obligation) of first refusal to act as the sole provider, from the closing of the Business Combination through the eighteen (18) month anniversary thereof, of any arrangement or facility enabling the Company to raise capital through the sale or other distribution of its shares or any other equity-linked securities directly or indirectly (e.g., by sales of immediately registered shares) to the public markets.

Note 7 — Shareholders’ Deficit

Preference shares — The Company is authorized to issue 5,000,000 preference shares each with a par value of US$0.0001 with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s Board of Directors. As of November 16, 2023, there were no shares of preference shares issued or outstanding.

Ordinary shares — The Company is authorized to issue 495,000,000 shares each with a par value of US$0.0001 with the power to redeem any of its shares, increase or reduce such capital and to issue all or any part of its capital (whether original, redeemed, increased or reduced) with or without any preference, priority or special privilege, or subject to any postponement of rights, or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares, whether stated to be preference or otherwise, shall be subject to the powers on the part of the Company hereinbefore contained. Holders of the ordinary share are entitled to one vote for each share. On August 23, 2021, there were 1,000,000 shares of ordinary share issued and outstanding. On December 2, 2021, the Company issued 840,000 additional ordinary shares to the sponsor, which are identical to the previously issued 1,000,000 ordinary shares, with consideration receivable from the sponsor. On November 11, 2022, the Company issued 1,035,000 additional ordinary shares to the sponsor, which are identical to the previously issued 1,840,000 ordinary shares, with consideration receivable from the sponsor. On June 7, 2023, the Company repurchased and canceled 1,150,000 ordinary shares from the Sponsor and off- set the consideration receivable from the sponsor. Total consideration receivable from the Sponsor after off- set is $173. On November 16, 2023, the Company issued 350,000 shares to the Sponsor. As of November 16, 2023, there were 2,075,000 ordinary shares issued in aggregate (excluding 6,900,000 shares subject to possible redemption).

F-14

GLOBAL LIGHTS ACQUISITION CORP

NOTES TO FINANCIAL STATEMENT

Note 7 — Shareholders’ Deficit – continued

Rights — Each holder of a right will receive one-sixth (1/6) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the IPO. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis and each holder of a right will be required to affirmatively convert its rights in order to receive 1/6 share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Note 8 — Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on the Company’s assessment of the assumptions that market participants would use in pricing the asset or liability.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

As of November 16, 2023, the carrying values of cash, amount due to related parties and accrued offering costs approximated their fair values due to the short-term nature of the instruments. The Company’s portfolio of investments held in the Trust Account is comprised of cash held in trust account.

Note 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to November 22, 2023, the date that the financial statement were available to be issued. The Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statement.

F-15